UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 29, 2005

BIOSPHERE MEDICAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23678	04-3216867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1050 Hingham Street Rockland, Massachusetts		02370
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (781) 681-7900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

On June 29, 2005, BioSphere Medical, Inc. (“BioSphere”) entered into a Third Modification to Credit Agreement and Promissory Note (the “Modification Agreement”) with Brown Brothers Harriman & Co. (“Brown Brothers”).  The Modification Agreement amends that certain Credit Agreement, dated as of May 17, 2002, as amended on March 10, 2003 and June 30, 2004, between BioSphere and Brown Brothers (the “Credit Agreement”), to extend the term of the credit facility under the Credit Agreement to the earlier to occur of June 29, 2007 or an event of default (as such term is defined in the Credit Agreement).  In addition, the Modification Agreement amends that certain Promissory Note, dated as of May 17, 2002, as amended on June 30, 2004, made by BioSphere for the benefit of Brown Brothers (the “Note”), to extend the term of the Note to June 29, 2007.  The Modification Agreement also amends that certain Security Agreement, dated as of May 17, 2002, as amended on June 30, 2004, between BioSphere and Brown Brothers (the “Security Agreement”), to provide that the obligations secured by the Security Agreement include, without limitation, all of BioSphere’s obligations under the Credit Agreement and the Note, each as amended.  Pursuant to the terms of the Modification Agreement, BioSphere reaffirms the grant of the lien of the Security Agreement.

Pursuant to the terms of the Credit Agreement, as modified, BioSphere is permitted to borrow up to $3.0 million for general working capital and corporate purposes, subject to limitations defined in the Credit Agreement.  There were no borrowings outstanding under the Credit Agreement as of March 31, 2005.  Each available 30, 60, 90 or 180-day advance will bear interest at a per annum rate, at BioSphere’s option, equal to either (i) a variable rate as determined by Brown Brothers or (ii) a rate equal to the corresponding 30, 60, 90 or 180-day LIBOR rate (2.85% as of March 31, 2005) plus a LIBOR advance rate spread as determined by certain current working capital balances at the time of the advance.

The description of the terms and conditions of the Modification Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Modification Agreement attached hereto as Exhibit 10.1 and incorporated by this reference.

Item 2.03.              Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Registrant.

The information contained above under Item 1.01 “Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(c)  Exhibits

The exhibit listed in the accompanying Exhibit Index is filed as part of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 5, 2005	BIOSPHERE MEDICAL, INC.

	By:	/s/ Richard J. Faleschini
Richard J. Faleschini
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Third Modification to Credit Agreement and Promissory Note, dated as of June 29, 2005, between BioSphere Medical, Inc. and Brown Brothers Harriman & Co.